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                                                                   EXHIBIT 10.12

                                 LEASE AGREEMENT


         THIS LEASE AGREEMENT is made as of the 17th day of June, 1996, by and between, Williams Properties I, LLC & Williams Properties II, LLC, California Limited Liability Companies ("Landlord") and HNC Software, Inc., a Delaware Corporation ("Tenant"), who agree as follows:

                             ARTICLE 1. DEFINITIONS

          As used herein, the following terms shall have the following meanings:

          1.1 PREMISES: Approximately 31,269 rentable square feet, consisting of approximately 13,556 rentable square feet with a portion of the second floor and the entire third floor consisting of approximately 17,713 rentable square feet of the Building (which term is defined in Article 2 hereof) as depicted on Exhibit A attached hereto and incorporated herein.

          1.2 PROPERTY: The real properly which the Building is located as described in Exhibit A-1 attached hereto and incorporated herein and commonly referred to as 6020 Cornerstone Court West, San Diego, California 92121.

          1.3 TERM: Eighty-one (81) months commencing on the Commencement Date (which is defined in Article 3 hereof).

          1.4 BASIC RENT: Shall refer to a monthly amount of Thirty Five Thousand Three Hundred Thirty Three and 97/100ths ($35,333.97) Dollars during the first twelve (12) months of the Lease Term, which is subject to adjustments as set forth in Article 4 hereof.

          1.5 INITIAL DIRECT OPERATING EXPENSES: Tenant's initial Direct Operating Expenses shall be the actual Direct Operation Expenses incurred for the Building during the first twelve (12) months after the Commencement Date which shall be computed as though the Building had been ninety-five percent (95%) occupied, provided that any Direct Operating Expenses attributable to improvements to the Premises costing in excess of the Tenant Improvement Allowance (as defined below) shall not be included as part of the base year calculation but shall be included for any subsequent years. In addition, any maintenance, repairs and/or replacement of specialized improvements and/or improvements not included in Landlord's Tenant Improvement Allowance shall not be included in defining expenses herein.

          1.6 TENANT'S PRO RATA SHARE: 72.24% which percentage represents the proportion that the number of approximate rentable square feet of the Premises bears to the total number of rentable square feet of the Building (31,269 rentable square feet / 43,285 rentable square feet in the Building).

          1.7     ESTIMATED COMPLETION DATE: September 1, 1996

          1.8     SECURITY DEPOSIT: Thirty Thousand and No/lOOths ($30,000.00)
Dollars

          1.9 PERMITTED USE: General Office and software/research & development purposes only

          1.10 TENANT'S NOTICE ADDRESS: For purposes of Article 19 of this Lease shall be

         PRIOR TO OCCUPANCY:                         AFTER OCCUPANCY:

         5930 Cornerstone Court West                 5930 Cornerstone Court West
         San Diego, CA 92121                         San Diego, CA 92121

          1.11 LEASE: Shall collectively refer to this Agreement of Lease together with the fol1owing Exhibits and Addenda, attached hereto and incorporated herein by this reference:

         Exhibit A-1       Premises Floor Plan
         Exhibit A-1       Property Legal Description
         Exhibit B         Rules and Regulations
         Exhibit C         Work Letter Agreement
         Exhibit D         Preliminary Space Plan/Final Plans & Specifications
         Addenda           Addendum

          1.12 BROKER: Landlord and Tenant recognize that The Irving Hughes Group, Inc. represents Tenant and CB Commercial Real Estate Group, Inc. represents the Landlord.

                                                               Initials /s/ EJC
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                                                               Initials
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                               ARTICLE 2. PREMISES

         Subject to the terms, provisions and conditions of this Lease, Landlord hereby leases to Tenant, and Tenant hereby takes and hires from Landlord, the Premises located in Landlord's Building 6020 Cornerstone Court West, San Diego, California ("Building"). The location of the Premises, within the Building, is more particularly shown on the attached Exhibit A-1.

                                 ARTICLE 3. TERM

         3.1 TERM: The term of this Lease ("Term") shall be for the period specified in Section 1.3 hereof.

         3.2 COMMENCEMENT DATE: The Commencement Date shall be the date of Substantial Completion of the Tenant Improvements (as such terms are defined in the Work Letter Agreement).

                                 ARTICLE 4. RENT

         From and after the Commencement Date, Tenant agrees to pay Landlord, in advance, on the first day of each and every calendar month during the Term, the Basic Rent, together with rental adjustments as defined below. Such rent for any fraction of a month at the beginning of the Term will be prorated and paid at the Commencement Date. Payment of all such rent and other charges shall be without offset or demand, shall be in lawful money of the United States of America and shall be made to Landlord at the following address, or at such place Landlord may direct from time to time by written notice to Tenant:

                        William's Properties I & II, LLC
                        Attention: Elizabeth J. Clarquist
                        6170 Cornerstone Court East, Suite 140
                        San Diego, CA 92121

         Such rent and other charges shall include the following:

         4.1      BASIC RENT: Subject to annual increases pursuant to Section
4.2 below, Tenant agrees to pay Landlord on the first day of each month Basic Rent in the amount specified in Section 1.4 hereof. Tenant shall pay to Landlord, immediately upon execution of this Lease (in addition to the Security Deposit required pursuant to Section 4.7 below), the sum of one (1) month's prepaid Basic Rent which shall be applied to the first full calendar month of the Term for which payment of Basic Rent is due.

         4.2 ANNUAL INCREASE OF BASIC RENT: Commencing on the first day of the thirteenth (13th) calendar month immediately following the Commencement Date, the remaining Term of the Lease shall be divided into consecutive one year periods (each of which, including the initial twelve (12) calendar months of the Term, shall be referred to as "Lease Year"). The Basic Rent provided in Section
4.1 above, shall be increased on the first day of each such Lease Year (i.e., on the first day of the thirteenth (13th), twenty-fifth (25th), thirty seventh
(37th), forty-ninth (49th), sixty-first (61st), seventy-second (72nd), etc., months following the Commencement Date or, if the Commencement Date is the first day of a calendar month, on each anniversary of the Commencement Date ("Adjustment Date"). Each such increase shall be as set forth in Section 1 of the attached Addendum.

                  (i)      The increase in Basic Rent provided by this Section
4.2 shall be in addition to any Excess Direct Operating Expenses Rent increases provided in Section 4.3. All references in this Lease to Basic Rent shall include any increase in Basic Rent.

         4.3      EXCESS DIRECT OPERATING EXPENSES RENT:

                  (a)      Subject to any limitations or exceptions stated in
Section 1.5 or elsewhere provided, from and after the Commencement Date, Tenant agrees to pay to Landlord, as additional rent, Tenant's Pro Rata Share of Excess Direct Operating Expenses (hereinafter defined) incurred by Landlord ("Excess Direct Operating Expenses Rent"). Tenant shall pay to Landlord, Tenant's Excess Direct Operating Expenses Rent pursuant to the following procedures:

                           (i)      Landlord  shall  provide to Tenant a good
faith estimate of the annual Direct Operating Expenses and the total amount of annual Excess Direct Operating Expenses Rent with respect to each lease year of the Term. Each such estimate shall be provided by Landlord to Tenant as soon as possible following the first day of such lease year;

                                                               Initials /s/ EJC
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                                                               Initials
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                           (ii)     Each estimate of total annual Excess Direct
Operating Expenses Rent determined by Landlord pursuant to this Section, shall be divided into twelve (12) equal monthly installments. Tenant shall pay to Landlord such monthly installment of Excess Direct Operating Expenses Rent with each monthly payment of Basic Rent pursuant to Section 4.1 above. In the event the estimated amount of Excess Direct Operating Expenses Rent has not yet been determined for any lease year, Tenant shall pay the monthly installment in the estimated amount determined for the preceding lease year until the estimate for the current lease year has been provided to Tenant, at which time Tenant shall, within thirty (30) days following receipt of the notice pay to Landlord any existing shortfall and, thereafter, make the monthly installment payment in accordance with the current estimate;

                           (iii)    As soon as reasonably possible following the
end of each lease year of the term including the end of any initial particular lease year, Landlord shall determine and provide to Tenant a statement of the amount of Direct Operating Expenses actually incurred (except in the event that the Building is less than ninety-five percent (95%) occupied, in which case the Direct Operating Expenses shall be computed as though the Building had been ninety-five percent (95%) occupied) and the amount of Excess Direct Operating Expenses Rent payable by Tenant with respect to such lease year. In the event the amount of such Excess Direct Operating Expenses Rent exceeds the sum of the monthly installments actually paid by Tenant, pursuant to Section 4.3(a)(ii) above, for such lease year, Tenant shall pay to Landlord, on the first day of the calendar month immediately following receipt of such statement, the difference. In the event the sum of such installments exceeds the amount of Excess Direct Operating Expenses Rent actually due and owing, the difference shall be applied as a credit to Excess Direct Operating Expenses Rent payable by Tenant pursuant to Section 4.3(a)(ii). In no event shall the adjustment of Excess Direct Operating Expenses Rent decrease the amount of Basic Rent due and payable to Landlord under this Lease.

                  (b) For purposes of this Section, the following terms shall have the following prescribed meanings:

                           (i)      The term "Building" means the Building as
defined in Article 2, and the parking areas and other structures servicing the Building, and the Property upon which the Building and parking area such other structures are located.

                           (ii)     The term "Direct Operating Expenses" as used
herein means all operating costs and expenses associated with the operation and maintenance of the Building, exterior landscaping for the Building and such additional facilities relating to operations of the Property as are now in use or in subsequent years may be determined by Landlord to be reasonably desirable. Direct Operating Expenses shall include, by way of illustration, but not limitation, the following:

                                    (1) Reasonable costs of wages and salaries
of all employees engaged in operating and maintenance or security of the Building, including taxes, insurance and benefits relating thereto, and the reasonable rental value of the Building office.

                                    (2) All supplies and materials used in
operation and maintenance or security of the Building.

                                    (3) Costs of all utilities other than
separately metered electricity not utilized for common areas, including surcharges of the Building (including the cost of water, sewer, gas, power, heating, lighting, air conditioning and ventilating for the Building).

                                    (4) Costs of all reasonable maintenance and
service agreements for the Building, and equipment therein, including, but not limited to, common area utility and maintenance charges (including, but not limited to, assessments or contributions to maintenance associations or special benefit districts); security and energy management services; window cleaning; road, sidewalk, driveways and parking facility maintenance or cleaning; elevator maintenance; HVAC equipment maintenance and janitorial services. Tenant shall be responsible for any costs associated with its specialized equipment or other improvements not provided in Landlord's Tenant Improvement Allowance including, but not limited to, any service maintenance or repair costs.

                                    (5) Cost of all insurance relating to the
Building/Property, including the cost of casualty and liability insurance applicable to the Building together with Landlord's personal property used in connection therewith. Landlord agrees to commercially insure the Building/Property with a reputable insurance company at industry acceptable levels.

                                    (6) Costs of repairs and general maintenance
(excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties).

                                    (7) A management fee for the manager of the
Building not to exceed four percent (4%) of the gross annual rent of the Building.

                                                               Initials /s/ EJC
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                                                               Initials
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                                    (8) The costs of any additional services not
provided to the Building at the Commencement Date but thereafter provided by Landlord in prudent management of the Building or at the direction of or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority in connection with the use or occupancy of the Building that was not applicable when such improvements were originally constructed.

                                    (9) The costs of any capital improvements or
alterations made to the Building after the Commencement Date that reduce other operating expenses or are required at the direction of or resulting from, statutes or regulations, or interpretations thereof, promulgated by any governmental authority in connection with the use or occupancy of the Building that were not applicable when such improvements were originally constructed, such cost thereof to be amortized over such reasonable period, i.e., generally acceptable accounting practices, as Landlord shall determine, together with interest on the unamortized balance at the actual rate paid by Landlord on funds borrowed for the purpose of constructing said capital improvements plus any financing costs.

                                    (10) All taxes and assessments levied on the
Building (including, without limitation, the land upon which it is located), including, but not limited to, real property taxes and assessments, and personal property taxes and assessments on all personal property of Landlord used in connection with the maintenance and operation of the Building and the reasonable costs incurred by Landlord in contesting, in good faith and by appropriate proceedings the amount or validity of any such tax or assessment.

                           (iii)    The term "Excess Direct Operating Expenses"
shall mean the amount, if any, that Direct Operating Expenses paid or incurred by Landlord during a lease year, exceeds the Initial Direct Operating Expenses.

         4.4 ADDITIONAL RENT: Tenant shall pay to Landlord as additional rent ("Additional Rent") and without notice, abatement, deduction or set off, all sums, costs and expenses which Tenant, in any of the provisions of this Lease, or through a separate agreement relating to the Premises and/or the Building, assumes or agrees to pay, including, but not limited to, tenant improvement work, whether or not any of such sums, costs and expenses are specifically described in Additional Rent. In the event of any nonpayment of Additional Rent when required under this Lease, the Landlord shall have (in addition to all other rights and remedies) all the rights and remedies provided herein or by law in the case of non-payment of Basic Rent and Excess Direct Operating Expenses Rent. All references in this Lease to Rent shall mean and collectively refer to Basic Rent, Excess Direct Operating Expenses Rent and Additional Rent

         4.5 LATE CHARGES: Tenant's failure to pay Rent promptly on the first day of each month may cause Landlord to incur unanticipated costs, the exact amount of which are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Building. Therefore, if Landlord does not receive any Rent payment within ten (10) days after it becomes due, Tenant shall pay Landlord a late charge equal to six percent (6%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

         4.6 INTEREST: Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of twelve percent (12%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

         4.7 SECURITY DEPOSIT: Tenant shall pay to Landlord, immediately upon execution of this Lease, the Security Deposit, which shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the Term hereof. If Tenant defaults with respect to any provision of the Lease, including but not limited to, the provisions relating to the payment of Rent, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, upon demand therefor, deposit with Landlord cash, in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option to the last assignee of Tenant's interest hereunder) within thirty (30) days following expiration of the Term, provided that Landlord may retain the Security Deposit until such time as any amount due from Tenant in accordance hereof has been determined paid in full.

                                                               Initials /s/ EJC
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                                                               Initials
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                                 ARTICLE 5. USE

         5.1 PERMITTED USE: Tenant may use the Premises solely for the Permitted Use and for no other use without the written consent of Landlord, which may be withheld in Landlord's sole and absolute discretion.

         5.2 COMPLIANCE WITH LAWS: Tenant shall comply with all laws, ordinances, rules and regulations pertaining to the use of the Premises, and/or Building. Tenant shall not do or permit anything to be done in or about the Premises which will, in any way, obstruct or interfere with the rights of other tenants or occupants of the Building, or injure them, or allow the Premises to be used for any immoral or unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant agrees to abide by all reasonable rules and regulations established by Landlord from time to time with respect to the Building. A copy of the rules and regulations in existence on the date of this Lease is attached hereto as Exhibit B, but Landlord reserves the right to amend the rules and regulations at any time by giving notice of amendment to Tenant, if Landlord determines such amendments to be in the best interest of the Building and its tenants.

         With respect to any floor of the Building that is entirely leased by Tenant, including initially the third floor, Tenant shall be responsible for ensuring, at its sole cost and expense, that all areas within such floor (including restroom and lobby areas) comply with all applicable laws. Landlord shall be responsible for ensuring that any common areas within the Building other than on floors that are entirely leased to Tenant comply with all applicable laws. Notwithstanding the foregoing, Tenant shall be solely responsible for all costs relating to compliance with legal requirements to the extent triggered, caused or made applicable by any alteration, addition or improvement made by Tenant

         5.3 INSURANCE USE REQUIREMENTS: Tenant shall neither use nor occupy the Premises in any manner, nor commit or omit any act, which would result in a cancellation or reduction of any insurance or increase in premiums on any insurance policy covering the Premises, or the property or Building. Tenant shall, at its expense, comply with all requirements of any insurer pertaining to use of the Premises and any other requirement which are reasonably necessary for the maintenance of economic and proper fire, liability and other insurance desired to be carried by Landlord

                     ARTICLE 6. IMPROVEMENTS TO THE PREMISES

         6.1      LANDLORD'S WORK: INTENTIONALLY DELETED.

         6.2 TENANT IMPROVEMENTS: Improvements to the Premises beyond that supplied as part of Landlord's Work, including, but not limited to, closures, ceilings, partitions, air conditioning components within the Premises, window coverings, carpet, lighting fixtures, electric systems, fire detection systems and, if required by Tenant's plans and specifications, modifications to the fire sprinkler system shall be made by or at the direction of Landlord pursuant to plans and specifications to be approved in writing by Landlord and Tenant ("Tenant Improvements"). The Tenant Improvements and the responsibility for preparation of plans and specifications required to construct the same are described in the Work Letter Agreement, attached hereto as Exhibit C. Landlord shall have complete and absolute discretion to select such persons and companies as it reasonably deems proper for designing, constructing or supplying all Tenant Improvements. By accepting occupancy of the Premises, Tenant acknowledges completion of all improvements constituting the Premises, including, but not limited to, Tenant Improvements and Landlord's Work.

         6.3 PAYMENT FOR TENANT IMPROVEMENTS: Landlord shall pay, pursuant to the terms and conditions of the Work Letter Agreement, the cost and expense of Tenant Improvements in an amount not to exceed the Tenant Improvement Allowance. The cost and expense of any Tenant Improvements in excess of the Tenant Improvement Allowance, shall be paid by the Tenant in accordance with the provisions of the Work Letter Agreement.

         6.4 ESTIMATED COMPLETION DATE: The Tenant Improvements shall be completed on or before the Estimated Completion Date. Landlord shall endeavor to give Tenant minimum thirty (30) day notice of the Estimated Completion Date. In the event that the Tenant Improvements are not completed on or before the Estimated Completion Date, for any cause or reason, Landlord, its agents and employees, shall not be liable or responsible for any damages or liabilities in connection therewith incurred by Tenant as a result thereof, nor shall the obligations of Tenant provided herein be excused by reason of any such delay, except that the failure to complete construction of the Tenant's Improvements on the Estimated Completion Date is due solely to the unexcused actions of Landlord hereunder, then, in such event, Tenant's sole remedy and right shall be to delay the Commencement Date by the number of days that completion of construction of the Tenant Improvements were delayed solely by the unexcused actions of Landlord, but in no event shall the Commencement Date be later than the date on which Tenant takes possession or

                                                               Initials /s/ EJC
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                                                               Initials
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commences business operations at the Premises or part thereof. Notwithstanding the foregoing, if Landlord has not completed construction of the Tenant Improvements and tendered possession of the Premises to Tenant within one hundred fifty (150) days from the Estimated Completion Date, and such delay was not the result of either (i) delays caused by force majeure or (ii) act or omission of Tenant or anyone for whom Tenant is responsible, then Tenant may, at its option, by notice in writing to Landlord given within thirty (30) days thereafter, cancel this Lease. If Tenant cancels this Lease in accordance with the foregoing, the Landlord shall return to Tenant, without interest, the first installment of Basic Rent, paid pursuant to Section 4.1 above, plus the Security Deposit (if previously deposited by Tenant) and the parties shall be discharged from any and all obligations hereunder. Notwithstanding the foregoing, the Commencement Date shall be the date when Landlord would otherwise have been able to tender possession of the Premises or complete construction thereof except for the delay which was caused by the acts or omissions of Tenant or anyone for whom Tenant is responsible, even though (i) Tenant may not, in fact, occupy the Premises on such date; (ii) the Tenant Improvements were not, in fact, completed on the Estimated Completion Date, and (iii) Landlord actually completes the Tenant Improvements after the Estimated Completion Date and delivers possession of the Premises after the Commencement Date. See Work Letter Section 5.

         6.5 EARLY OCCUPANCY: Provided Landlord gives Tenant a minimum thirty (30) days prior notice and if Tenant occupies the Premises prior to the Commencement Date, Tenant's occupancy of the Premises shall be subject to all of the provisions of this Lease. Early occupancy of the Premises shall not advance the Termination Date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

            ARTICLE 7. MAINTENANCE, REPAIR AND ALTERATION OF PREMISES

         7.1 MAINTENANCE: Subject to Article 6 and Work Letter Agreement, by taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition, and repair except for punch list items. Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises and every part thereof in good condition and repair, ordinary wear and tear excepted. Except as specifically provided in Section 6.1 of this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building.

         7.2 REPAIRS: Notwithstanding the provisions of Section 7.1 above, Landlord shall repair and maintain the structure portions, structural walls, utilities underground, sewer, roof structure, foundation and sub-flooring of the Building unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault, or omission of any duty by the Tenant, its agents, servants, employees, contractors, licensees or invites, in which case Tenant shall pay Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 13 hereof, there shall be no abatement of any item of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations, or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances, and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute, or ordinance now or hereafter in effect.

         7.3 ALTERATIONS: Subject to the removal/nonremoval qualifications stated in Section 7.5, Tenant shall not make any alteration, addition, or improvement to the Premises (whether structural or nonstructural) without the prior written consent of Landlord, which consent will not be unreasonably withheld. Tenant may, with notice to Landlord, make nonstructural modifications/alterations (to exclude, but not be limited to, base building, electrical, power, sewer, roof, etc.) if Tenant's expenditure per occurrence is less than $5,000.00 cumulative. In the event Landlord gives its consent, such consent may be conditioned upon the requirement that Tenant (i) supply to Landlord, plans and specifications which must be approved by Landlord in writing prior to commencement of any work; and (ii) provide, prior to the commencement of any work, a lien free completion bond in the form and amount satisfactory to Landlord. Any alteration, addition, or improvement for which Landlord gives its written consent shall be accomplished by Tenant in a good and workmanlike manner; in conformity with all applicable laws and regulations and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide to Landlord "as-built" plans, copies, and proof of payment of all labor and materials. Tenant shall pay, when due, all claims for such labor and materials and shall give Landlord at least ten (10) days prior written notice of the commencement of any such work. Landlord may enter upon the Premises, in such case, for the purpose of posting appropriate notices, including, but not limited to, notices of non-responsibility. Any Tenant alterations which cause or trigger an increase in Landlord's tax assessment shall be incrementally passed directly through to Tenant. Further, the tax increase shall not be computed in calculating the Initial Base Operating Expenses per Article 1.5 or as provided. See Addendum Paragraph 6 for other requirements.

                                                               Initials /s/ EJC
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                                                               Initials
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         7.4      LIENS: Tenant shall keep the Premises free from any liens
arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith shall create automatically an obligation of Tenant to pay an equivalent amount as additional rent, which additional rent shall be payable by Tenant on Landlord's demand with interest at the maximum rate per annum permitted by law until paid.

         7.5 CONDITION ON TERMINATION: Upon the expiration, or sooner termination, of the Lease, Tenant shall surrender the Premises to Landlord, broom clean, and in the same condition as received, except for ordinary wear and tear which Tenant was not otherwise obligated to remedy, under any provision of this Lease. Except for the improvements constructed pursuant to Article 6 hereof, Landlord may require Tenant to remove any alterations, additions or improvements made by Tenant prior to the termination of the Lease and to restore the Premises to its prior condition (i.e., the condition as of the Commencement
Date), all at Tenant's expense. All alterations, additions, and improvements which Landlord does not require Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon termination of the Lease. In no event shall Tenant remove any materials or equipment (excluding trade fixtures) from the Premises without Landlord's prior written consent, including, but not limited to, any power wiring or power panels, lighting or lighting fixtures, wall coverings, window coverings, carpets, other floor coverings, heaters, air conditioners or any other heating or air conditioning equipment, fencing or security gates or other similar Building operating equipment and decorations. Notwithstanding, if Landlord approves a Tenant alteration as described in Section 7.3, then Landlord, with its consent, shall condition its approval either (i) to be removed at Lease expiration at Tenant's expense or
(ii) not be removed.

                        ARTICLE 8. UTILITIES AND SERVICES

         8.1 UTILITIES AND SERVICES FURNISHED BY LANDLORD: Provided Tenant is not in default hereunder, Landlord shall furnish air conditioning and heating services to the Premises and common areas, i.e., Building cooling/heating tower. Such services shall be furnished between the hours of 6:00 a.m. and 8:00 p.m., Monday through Friday, and 8:00 a.m. to 6:00 p.m. on Saturday (generally accepted legal holidays excluded but not to exceed New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Day after Thanksgiving, Christmas Eve and Christmas Day) excepting electricity to the Premises which shall be furnished by Tenant. All of the foregoing utilities and services provided by Landlord shall be included in the Direct Operating Expenses. The common area electrical, air conditioning and heating services furnished by Landlord are not represented by Landlord to be adequate for any purpose other than the permitted use. It is acknowledged that the Landlord does not provide an uninterrupted source of electrical power and other services. Under no circumstance shall Landlord be liable to Tenant if any utility service to the Premises and/or Building is interrupted or terminated because of repairs, installations, improvements or causes beyond Landlord's control, nor shall any such interruption or termination be construed as an eviction (actual or constructive) of Tenant, nor entitle Tenant to an abatement of any item of Rent, nor relieve Tenant from fulfillment of any covenant or condition of this Lease. Tenant requested services shall be provided by Landlord, at an hourly rate established by Landlord from time to time, during additional hours on reasonable notice to Landlord, at Tenant's sole cost and expense, and payable by Tenant, as billed, as Additional Rent. See Addendum Paragraph 4 for additional utilities. Any specialized HVAC including, but not limited to, separate package units shall be one hundred percent (100%) Tenant's responsibility which includes maintenance, repairs, replacement and/or removal of said equipment. SEE ADDENDUM ATTACHED HERETO AND MADE A PART HEREOF.

         8.2      OTHER UTILITIES AND SERVICES: Except as set forth in Sections
8.1 and 8.3 and the Addendum, Tenant shall furnish and pay to the local utility vendor, at Tenant's sole expense, all electrical service inside the Premises, all special electrical and Tenant provided HVAC requirements, telephone, cable and other services which Tenant requires with respect to the Premises.

         8.3 JANITORIAL SERVICES PROVIDED BY LANDLORD: Landlord shall provide five (5) days per week janitorial services for the Premises and the common area of the Building consistent with practices found in similar office buildings. The cost of all such services shall be included in the Direct Operating Expenses.

                                ARTICLE 9. TAXES

         Tenant shall pay, prior to delinquency, all personal property taxes and license fees levied, assessed or imposed by reason of Tenant's use of the Premises, and all taxes on Tenant's personal property located on the Premises. Landlord shall pay all property taxes or assessment with respect to the Building, which shall be included in Direct Operating Expenses.

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                 ARTICLE 10. LANDLORD'S RIGHT TO ALTER BUILDING

         10.1 LANDLORD'S RIGHT TO ALTER BUILDING: Landlord reserves and shall, at any and all times, have the right to alter the Building (including, but not limited to, the parking garage and/or areas, and adjoining common areas) or add thereto, and may for the purpose erect scaffolding and all other necessary structures, and Tenant shall not, in that event, claim or be allowed, or paid, any damage for any injury or inconveniences occasioned thereby nor shall there be any abatement in any item of Rent. Landlord also reserves the right to install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment which are located within the Premises or outside the Premises.

                                ARTICLE 11. SIGNS

         11.1 Landlord shall paint, attach, or affix tenant's trade name and/or the individual names of its authorized representatives to the first floor lobby directory that is the principal entry to the Premises, the cost of the sign and its installation to be paid by Landlord and contained and accounted for as an initial operating expense.

         11.2 Landlord has the sole right to determine the type of directory, bulletin board, and sign, and the content of each (including, without limitation, size of letters, style, color, and whether affixed or painted).

         11.3 Tenant shall not place or permit to be placed, any sign, advertisement, notice or other similar matter on the doors, windows, exterior walls, roof or other areas of the Premises and/or Building which are open to the view of persons in the common area of the Building or grounds, except with the advance written consent of Landlord, which consent may be withheld for any reason. If any sign, advertisement, notice or similar matter is improperly placed by Tenant, Landlord shall have the right to remove the same, and Tenant shall be liable for any and all expenses incurred by Landlord by the removal. Any signs, advertisement, notice or similar matter (including, but not limited to, directories and nameplates) approved by Landlord shall be at the sole cost and expense of Tenant, except as otherwise provided.

                  ARTICLE 12. LIABILITY INSURANCE AND INDEMNITY

         12.1 TENANT INSURANCE: Tenant, at its own expense, shall provide and keep in force with companies reasonably acceptable to Landlord or Landlord's lender/beneficiary the following insurance policies:

                  (a) Broad form commercial general liability insurance, or equivalent, written on an occurrence form against liability for bodily injury and property damage arising out of or in connection with the use, occupancy or maintenance by Tenant of the Premises (including, without limitation, personal injury coverage and contractual liability insurance specifically covering liability with respect to the indemnity described in Section 12.4 below) in the amount of not less than Three Million Dollars ($3,000,000.00) in respect to injuries or death, and in the amount of not less than Three Hundred Thousand Dollars ($300,000.00) per occurrence in respect to damage to property;

                  (b) Fire insurance with standard form extended coverage endorsement to the extent of at least one hundred percent (100%) of the full insurable value of the Tenant Improvements, other additions, alterations and improvements to the Premises, and all trade fixtures, fixtures, equipment and other personal property which may, from time to time, be located upon the Premises; and

                  (c) Such other insurance as Tenant or Landlord or any beneficiary of any deed of trust encumbering the Building or the Property of which the Premises are a part, may from time to time, reasonably require, in form, amount and protecting against such risks as would be obtained by a prudent person.

         Each of the foregoing policies of insurance shall name the Landlord and any mortgagee as an additional insured. The policy limits herein specified shall be increased, from time to time, upon written demand from Landlord, if Tenant's use reasonably justifies such increases and/or Landlord's lender/beneficiary or other third party requires said increase. Tenant may maintain such insurance as part of blanket policies containing a "per project, per location" endorsement. Landlord makes no representation that the minimum insurance amounts specified above are adequate to protect Tenant, and the amount of insurance obtained by Tenant shall not limit Tenant's liability under this Lease. Tenant shall furnish Landlord with a certificate of such policy prior to taking possession of the Premises or occupying any part thereof and whenever requested shall satisfy Landlord that such policy is in full force and effect. Each policy shall be primary and non-contributing with any insurance carried by Landlord. Each policy shall further provide that it shall not be canceled or materially altered without thirty (30) days prior written notice to Landlord.

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
         12.2 LANDLORD INSURANCE: Landlord shall carry such insurance with respect to the Building, of the type and amounts as Landlord, in its sole discretion, shall deem reasonably appropriate. The cost of any such insurance shall be included in the Direct Operating Expenses. In addition, in the event Tenant fails to provide or keep in force any of the insurance as required pursuant to Section 12.1 above, Landlord, in its discretion, may provide such insurance, in which event, the cost thereof shall be payable by Tenant to Landlord, as additional rent on the first day of the calendar month immediately following demand therefor from Landlord. Notwithstanding, Landlord agrees to commercially insure the Building/Property with a reputable insurance company at industry acceptable levels.

         12.3 WAIVER OF LIABILITY OF LANDLORD: Landlord shall not be liable to Tenant for any injury or damage that may result to any person or property by or from any cause whatsoever (including, without limiting the generality of the foregoing, injury or damage due to water leakage of any character from the walls, basement or other portion of the Premises or Building or caused by gas, fire, oil, electricity or any use whatsoever, in, on or about the Premises or Building or any part thereof, or theft), other than injury or damage resulting from the gross negligence or willful misconduct of Landlord.

         12.4 WAIVER OF SUBROGATION: Tenant and Landlord waive any rights or claims against the other for property damage to the extent covered by any of the waiving party's insurance policies required to be maintained hereunder and waive any right of subrogation against Landlord or Tenant under any insurance policy. Tenant and Landlord shall cause the insurance carriers to waive all such rights and to so notify Landlord and Tenant

         12.5 INDEMNITY BY TENANT OF LANDLORD: Tenant agrees to indemnify, hold Landlord and its agents, employees, affiliates, officers, directors and shareholders (collectively, the "Indemnities") harmless from and defend Landlord and the Indemnities against any and all claims, damages, costs, expenses (including attorneys' fees and costs incurred in connection therewith or to enforce this indemnity obligation) and liabilities for any injury or damage to any person or property (i) occurring in, on or about the Premises or any part thereof, or (ii) occurring in, on or about any part of the Property (including, without prejudice to the generality of the term "Property", passageways or hallways) the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage shall be caused in part or in whole, by the act, negligence or fault of, or omission of any duty with respect to the same by Tenant, its agents, servants or employees. In case any action, suit or proceeding is brought against Landlord and/or the Indemnities for which Tenant is required to provide indemnity pursuant to this Section, Tenant, upon Landlord's request and at Tenant's sole cost and expense, will resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by Tenant and approved by Landlord, or counsel designated by the insurer whose policy covers the cost, claim, damage or liability. At Landlord's election, Landlord may select and employ counsel to resist and defend the action, suit or proceeding and Tenant will reimburse Landlord for any reasonable legal fees or costs incurred by Landlord in connection therewith. The obligations of Tenant under this Section will survive the expiration or any termination of this Lease.

                        ARTICLE 13. DAMAGE OR DESTRUCTION

         13.1 DUTY TO RESTORE: In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than twenty percent (20%) of the full replacement cost of the Premises or the Building of which the Premises are a part and the insurance proceeds available to Landlord are adequate to complete such repairs. In the event the destruction of the Premises or the Building is to an extent greater than twenty percent (20%) of the full replacement cost, then Landlord shall have the option
(i) to repair or restore such damage and this Lease will continue in full force and effect provided such repairs may be completed no more than nine (9) months after said occurrence, except that Tenant shall be entitled to a proportionate reduction of Basic Rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by Tenant in the Premises (provided, however, that if the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of Basic Rent); or (ii) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no more than thirty (30) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and Rent shall be paid up to date of such termination.

         13.2 EXCLUSIONS FROM DUTY TO RESTORE: Notwithstanding anything to the contrary contained in this Article:

                  (a) Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this article occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

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
                  (b) Landlord shall not be required to repair any damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant.

                  (c) Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises. Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

         13.3 TOTAL TAKING: If the whole of the Premises or so much thereof as to render the balance unusable by Tenant shall be taken under power of eminent domain, this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. If a partial taking so renders the balance of the Premises unusable by Tenant, Tenant shall give written notice thereof to Landlord within thirty (30) days of the taking. No award of any partial or entire taking shall be apportioned and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, Tenant shall be entitled to any award made to Tenant for the taking of personal property and fixtures belonging to Tenant or for Tenant's relocation costs or business interruption compensation.

         13.4 PARTIAL TAKING: In the event of a partial taking of the Premises which does not result in a termination of this Lease pursuant to
Section 13.3, rent shall be abated, effective as of the date possession of the Premises is required to be surrendered, in proportion to the part of the Premises so made unusable by Tenant. Landlord shall, at its expense, restore the portion of the Premises remaining usable to as near its former condition as reasonably possible using that portion of the condemnation award attributable to such restoration costs.

         13.5 TEMPORARY TAKING: No temporary taking of the Premises and/or of Tenant's rights therein or under this Lease shall terminate this Lease or give Tenant any right to any abatement of rent hereunder. Any award made to Tenant by reason of any such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein.

         13.6 SALE: A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes under this Article 13.

         13.7 WAIVER: Tenant hereby waives any right under any statutes, ordinances, court decisions or other application law, whether existing now or in the future, to terminate this Lease following any taking, condemnation, damage or destruction of the Premises and/or the Building except as provided in this Lease.

                          ARTICLE 14. DEFAULT BY TENANT

         14.1 REMEDIES UPON DEFAULT: Tenant agrees that (i) if Tenant fails to make a payment of any item of Rent and such failure continues for a period of five (5) days after receipt of written notice thereof; or (ii) if Tenant fails to faithfully perform or observe this Lease Agreement and such failure continues for a period of thirty (30) days after written notice thereof; or (iii) if the Premises be vacated or abandoned; or (iv) if Tenant makes a general assignment for the benefit of its creditors and becomes unable to pay its debts as they become due in the normal course, or shall file a petition for bankruptcy or other reorganization, liquidation, dissolution or similar relief and tenant does not make payment of any item of rent; or (v) a proceeding is filed against Tenant seeking any relief mentioned in (iv) above; or (vi) a trustee, receiver or liquidator shall be appointed for Tenant or a substantial part of its property; or (vii) if Tenant's lease interest is sold under execution, then any such events shall constitute a breach of this Lease and Landlord may, at Landlord's option, exercise any or all rights available to a Landlord under the laws of the State of California, including, without limitation, the right to do any of the following:

                  (a)      Terminate the Lease and recover:

                           (i) The worth at the time of the award of unpaid rent
and other charges which had been earned at the time of such termination; plus

                           (ii) The worth at the time of the award of the amount
by which the unpaid rent and other charges which would have been earned after termination until the time of award exceeds the amount of such rental loss, which Tenant proves could have been reasonably avoided; plus

                           (iii) The worth at the time of the award of the
amount by which the unpaid rent and other charges for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss, which Tenant proves reasonably could be avoided; plus

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
                           (iv) Any other amount necessary to compensate
Landlord for all the detriment proximately caused by Tenant's failure to perform its obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of restoring the Premises to the condition required in Article 7.5 of this Lease; plus

                           (v) At Landlord's election, such other amounts in
addition to or in lieu of the foregoing as may be permitted from time to time by applicable law

                  (b)      Utilize the remedy described in California Civil Code
Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations), as follows:

                           (i) Landlord can continue this Lease in full force
and effect without terminating Tenant's right of possession, and Landlord shall have the right to collect rent and other monetary charges when due and to enforce all other obligations of Tenant hereunder. Landlord shall have the right to enter the Premises to do acts of maintenance and preservation of the Premises, to make alterations and repairs in order to relet the Premises, and / or to undertake other efforts to relet the Premises. Landlord may also remove personal property from the Premises and store the same in a public or private warehouse at Tenant's expense and risk. No act by Landlord permitted under this Paragraph shall terminate this Lease unless a written notice of termination is given by Landlord to Tenant or unless the termination is decreed by a court of competent jurisdiction

                           (ii) In furtherance of the remedy set forth in this
Section, Landlord may relet the Premises or any part thereof for Tenant's account, for such term (which may extend beyond the Lease term), at such rent, and on such other terms and conditions as Landlord may deem advisable in its sole discretion. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises. Any rents received by Landlord from such reletting shall be applied to the payment of: (a) first, any indebtedness other than rent due hereunder from Tenant to Landlord; (b) second, the costs of such reletting, including brokerage and attorney's fees and the cost of any alterations and repairs to the Premises; and (c) third, the payment of rent due and unpaid hereunder. Any remainder shall be held by Landlord and applied in payment of future amounts as the same become due and payable hereunder. In no event shall Tenant be entitled to any excess rent received by Landlord after a breach of this Lease by Tenant and the exercise of Landlord's remedies hereunder. If the rent from such reletting during any month is less than the rent payable hereunder, Tenant shall pay such deficiency to Landlord immediately upon demand.

         14.2 WORTH AT THE TIME OF AWARD. As used in Sections 14.1(a)(i) and 14.1(a)(ii) above, the "worth at the time of award" shall be computed by allowing interest at the lesser of twelve percent (12%) per annum or the maximum rate permitted by law. As used in Section 14.1 (a) (iii), above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percentage point.

         14.3 NOTIFICATION OF RELETTING: In the event Landlord terminates this Lease pursuant to Section 14.1(a) above, and Tenant has made an advance payment of rent as defined in California Civil Code Article 1951.7, and Tenant has requested in writing that Landlord notify it of any initial reletting of Premises, then and only then must Landlord notify Tenant pursuant to California Civil Code Article 1951.7(c) that the Premises have been relet.

         14.4 RIGHT OF LANDLORD TO RE-ENTER: In the event of any termination of this Lease, Landlord shall have the immediate right to enter upon and repossess the Premises, and any personal property of Tenant may be removed from the Premises and stored in any public warehouse at the risk and expense of Tenant.

         14.5     LANDLORD'S LIEN: INTENTIONALLY DELETED

         14.6 LANDLORD'S RIGHT TO PURSUE OTHER REMEDIES: In the event of any breach of this Lease, Landlord may pursue any of the foregoing remedies, and Landlord may consecutively or concurrently therewith pursue any other remedy or enforce any right to which Landlord may be entitled by law.

                            ARTICLE 15. SUBORDINATION

          15.1 This Lease and the leasehold estate created hereby are and shall be, at the option and upon written declaration of Landlord, subject, subordinate and inferior to the lien and estate of any liens, trust deeds and encumbrances, and all renewals, extensions or replacements thereof, now or hereafter imposed by Landlord upon the Premises or any part of the Building. Landlord hereby expressly reserves the right, at its option and declaration, to place liens, trust deeds and encumbrances upon and against the Premises

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
and/or any part thereof and/or the Building, superior in lien and effect to this Lease and the estate created hereby. The execution by Landlord and the recording in the Office of the County Recorder of the county in which the Premises are situated, of a declaration that this Lease and leasehold estate are subject, subordinate and inferior to any lien, trust deed or encumbrance placed by Landlord upon or against the Premises, and/or any part thereof and/or the Building, shall, of and by itself (in favor of any lien or, mortgagee, beneficiary, trustee or title insurance company insuring the interest of any such person) and without further notice to or act or agreement of Tenant, make this Lease and the estate created hereby subject, subordinate and inferior thereto. Notwithstanding the foregoing, Tenant agrees, on request of Landlord, to forthwith execute and acknowledge any reasonable subordination agreement or other documents required to establish of record the priority of any such encumbrance over this Lease, and also to execute and deliver to Landlord, promptly on request, any reasonable estoppel certificate or other statement to be furnished to any prospective purchaser or lender against the Premises stating the matters specified in Article 27 hereof.

          15.2 In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

          15.3 The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

          15.4 Landlord agrees to use reasonable best efforts to obtain and deliver to Tenant, at Tenant's expense, a commercially reasonable non-disturbance agreement from any lender with a lien on the Building senior to this Lease.

                           ARTICLE 16. ATTORNEY'S FEES

          In case any suit shall be brought for any unlawful detainer of the Premises, for the recovery of any Rent due under this Lease, or because of the breach or alleged breach of any other covenant herein contained on the part of either party to be kept or performed, the prevailing party shall recover from the non-prevailing party all costs and expenses incurred therein, including reasonable attorney's fees, and reasonable attorney's fees and expenses incurred in enforcing any judgment. Further, (i) if for any reason Landlord consults legal counsel or otherwise incurs any reasonable costs or expenses as a result of its rightful attempt to enforce the provisions of this Lease, even though no litigation is commenced, or if commenced is not pursued to final judgment or
(ii) Landlord is named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall be obligated to pay to Landlord, in addition to all other amounts for which Tenant is obligated hereunder, all of Landlord's reasonable costs and expenses incurred in connection with any such acts, including reasonable attorneys' fees.

                     ARTICLE 17. ASSIGNMENT AND SUBLETTING

          17.1 LANDLORD'S CONSENT REQUIRED: The purpose of this Lease is to transfer possession of the Premises to Tenant for Tenant's personal use and Tenant has not entered into this Lease for the purpose of obtaining the right to convey the leasehold to others. The ability of Tenant to assign or sublet the Premises is subsidiary and incidental to the underlying purpose of this Lease. Tenant will not, either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest herein, and will not sublet the Premises or any part thereof or any right or privilege appurtenant thereto, or allow any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the Premises or any portion thereof, without the prior written consent of Landlord, which consent will not be unreasonably withheld. Provided Tenant has received Landlord's consent herein, Tenant agrees throughout the term of this Lease not to sublease to more than four (4) tenants total. Any cumulative transfer of more than thirty percent (30%) of the voting stock will be deemed to be an assignment by Tenant of this Lease which requires the prior written notice to Landlord provided the controlling entity has a consolidated net worth equal to or greater than Tenant's. If notice is given to Landlord, then the controlling entity shall submit to Landlord for its approval all reasonably required financial documentation to support the financial qualifications.

          Any transfer or subletting attempted or concluded without Landlord's prior written consent will be void and will constitute a default under this Lease. Consent by Landlord to any transfer (including, but not limited to, an assignment or subletting), shall be limited to the particular transfer approved by Landlord and shall not be deemed to be Landlord's consent to any subsequent transfer. Tenant acknowledges Landlord shall have no obligation to sublessees and Tenant agrees to be responsible for such parties' compliance with all rules, regulations, and other covenants.

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
         17.2 LANDLORD'S ELECTION: Tenant's request for consent to any transfer, described in Section 17.1 above must be accompanied by a written statement setting forth the details of the proposed transfer, including the name, type of business and financial condition (supported by financial statements) of the prospective transferee, financial details of the proposed transfer (e.g. the terms of the transaction, the rent and security deposit payable under any assignment or sublease), copies of all agreements and other writings pertaining in any way to the proposed transfer. Tenant, in addition to the foregoing information which must be delivered to Landlord at the time Tenant requests Landlord's consent to the proposed transfer, shall deliver to Landlord any additional information concerning the proposed transfer or prospective transferee as Landlord may reasonably request. Landlord will have the right (i) to reasonably withhold consent; (ii) to grant written consent to the transfer; or (iii) to terminate this Lease as of the date of the proposed transfer as to that portion of the Premises affected by the proposed transfer provided the third party transfer term is greater than thirty-nine (39) months long. Within fifteen (15) business days after submission of all required information for the request for consent of proposed transfer, Landlord shall give notice to Tenant of its election under this Section. If Landlord does waive in writing its right to terminate this Lease, such waiver shall be effective only for the transfer specifically covered in Tenant's notice for a period of sixty (60) days after the date of the waiver. If Landlord elects to terminate this Lease under Section 1 7.2(iii) above, Tenant shall have the right to withdraw its request to the proposed transfer within fifteen (15) days after Landlord's election to terminate this Lease, in which case Landlord shall have no right to terminate this Lease or any portion thereof. If Landlord does duly exercise its rights under Section 1 7.2(iii) above to terminate this Lease or any portion thereof, Landlord shall have the right to enter into a lease or other occupancy agreement directly with the prospective transferee, and Tenant shall have no right to any of the rents or other consideration payable by such prospective transferee under such other lease, even if such rents and other consideration exceed the rent payable under this Lease by Tenant. If Landlord elects to exercise its rights under Section 17.2(iii), then Landlord shall have the right to lease the Premises to any other tenant, or not lease the Premises, in its sole discretion. in the event of a sublease or assignment of a portion of the Premises, to which Landlord has elected to exercise its rights under Section 1 7.2(iii) above, Landlord and Tenant shall enter into an amendment of this Lease to effect a proportionate reduction in the size of the Premises and in the Basic Rent or other Additional Rent payable hereunder.

         17.3 WITHHOLDING CONSENT: Under Section 17.2(i), Landlord may withhold its consent to the proposed transfer on any reasonable ground. Such reasonable grounds shall include, without limitation, any one or more of the following:

                  (i) That the prospective transferee's financial condition is or may become insufficient to support all of the financial and other obligations of this Lease;

                  (ii) That the use to which the Premises will be put by the prospective transferee is inconsistent with the terms of this Lease or other existing leases or is otherwise not suitable for a first class office building;

                  (iii) That the nature of the prospective transferee's proposed or likely use of the Premises would involve any increased risk of the use, release or mishandling of hazardous materials;

                  (iv) That the prospective transferee is not likely to conduct on the Property a business of a nature substantially equal to that conducted by Tenant or other tenants on the Property;

                  (v) That Landlord has not received assurances acceptable to Landlord in its sole discretion that all past due amounts owing from Tenant to Landlord (if any) will be paid and all other defaults on the part of Tenant (if any) will be cured prior to the effectiveness of the proposed transfer.

         If Landlord withholds its consent to the proposed transfer pursuant to
Section 17.2(i), and if Tenant shall so request in writing, Landlord shall provide to Tenant a statement of the basis on which Landlord denied its consent within a reasonable time, however, no greater than ten (10) days after the receipt of Tenant's notice. Landlord and Tenant agree that Tenant shall have the burden of proving that Landlord's consent to the proposed transfer was withheld unreasonably, and that such burden may be satisfied if Landlord fails to provide a statement of a reasonable basis for withholding its consent within a reasonable time after Tenant's request therefor. Tenant acknowledges and agrees that each of the rights of Landlord in the event of proposed transfer set forth in this Article is a reasonable restriction on transfer for purposes of California Civil Code Section 1951.4.

         17.4 TENANT'S OBLIGATIONS CONTINUING: No transfer within the scope of this article, whether with or without Landlord's consent, will release Tenant or change Tenant's primary liability to pay Rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of Rent from any other person is not a waiver of any provision of this Section. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without noticing Tenant or obtaining its consent, and such action will not relieve Tenant of its liability under this Lease.

                                                               Initials /s/ EJC
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
         17.5 EXCESS RENTAL: With respect to any sublease entered into by Tenant with Landlord's consent as herein provided, if the rent and other compensation paid by the subtenant to Tenant under such sublease, and all agreements and other instruments pertaining in any way thereto, exceeds the Rent being paid by Tenant to Landlord computed on a square foot basis (i.e., the amount by which the rent and other compensation being paid by the subtenant to Tenant exceeds the Rent being paid by Tenant to Landlord under this Lease for each square foot leased by such subtenant) then Landlord will be entitled to the amount of such excess ("Excess Rent") and Tenant will pay to Landlord such Excess Rent within five (5) days after receipt by Tenant of the same. If Tenant receives any fee, bonus or other payment (whether payable in one or more installments) from any assignee or sublessee as partial consideration for the making of such sublease or assignment ("Bonus Payment"), the entire amount of such Bonus Payment shall be paid over to Landlord as additional rent hereunder. Notwithstanding the foregoing, Tenant shall be entitled to receive from any Excess Rent or Bonus Payment otherwise required to be paid to the Landlord the amount of out-of-pocket expenses actually incurred by Tenant for reasonable and customary brokerage commissions, tenant improvements, non-monetary lease concessions or other expenses in connection with sublease or assignment provided Tenant delivers sufficient evidence of such expenses to Landlord.

         17.6 SECURITY INTEREST: Tenant immediately and irrevocably assigns to Landlord as security for Tenant's obligations under this Lease all rent from any subletting of all or a part of the Premises as permitted by this Lease, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of an event of default by Tenant, Tenant will have the right to collect such rent.

         17.7 TRANSFER FEE: In the event Landlord consents to a sublease or assignment hereunder, Tenant shall reimburse Landlord for all attorney's fees incurred by Landlord in connection with review and preparation of documents in connection with such sublease or assignment and will pay Landlord a reasonable fee, not to exceed $250.00, for Landlord's processing of documents necessary to the giving of such consent and/or assumption by the assignees.

                               ARTICLE 18. PARKING

         Tenant shall have the right to park automobiles in connection with its use and occupancy of the Premises as more particularly described in the Addendum attached hereto.

                               ARTICLE 19. NOTICES

         19.1 MANNER OF SERVICE: All notices, demands or requests from one party to another shall be personally delivered or sent by mail, certified or registered, postage prepaid, to the address stated in this Article.

         19.2 NOTICE OF LANDLORD: All such notices, demands or requests from Tenant to Landlord shall be given to Landlord, addressed as follows:

                         Williams Properties I & II, LLC
                         Attention: Elizabeth J. Clarquist
                         6170 Cornerstone Court East, Suite 140
                         San Diego, CA 92121

        with copy to:    Fisher Thurber, Ltd.
                         Attn.: David A. Fisher
                         4225 Executive Square, Suite 1600
                         La Jolla, CA 92037

         Landlord may change its address for notices by giving written notice of such change to Tenant in the manner provided by this Article 19.

         19.3 NOTICE TO TENANT: All such notices, demands or requests from Landlord to Tenant shall be given to Tenant, addressed, if prior to the Commencement Date, to Tenant's Notice Address and, after the Commencement Date, to 5930 Cornerstone Court West, San Diego, CA 92121.

                       ARTICLE 20. HOLDING OVER BY TENANT

         Tenant agrees upon the expiration or termination of this Lease, immediately and peaceably to yield up and surrender the Premises, notice to quit or vacate is hereby expressly waived. Tenant shall be liable to Landlord for any and all damages incurred by Tenant as the result of any failure by Tenant, timely, to surrender possession of the Premises as required herein. If Tenant shall hold over after the expiration of this Lease for any cause, such holding over shall be deemed a tenancy at sufferance or, at the sole discretion of Landlord, a tenancy from month-to-month only, in which event such month-to-month tenancy shall be upon the same terms, conditions and provisions as in this Lease contained, at one hundred forty percent (140%) of the monthly Rent as was in effect immediately prior to the termination.

                                                               Initials /s/ EJC
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
                               ARTICLE 21. WAIVER

         One or more waivers by Landlord of any breach of any covenant or condition shall not be construed as a waiver of a subsequent or continuing breach of the same or of any covenant or condition, and the consent or approval by Landlord to any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent act. No waiver of any provision of this Lease shall be deemed to have been made, unless it be in writing and signed by the party to be charged therewith.

                      ARTICLE 22. LANDLORD'S RIGHT OF ENTRY

         Landlord and its agents may enter upon the Premises at any reasonable time with prior notice, except in the event of emergencies, to post such notices as Landlord may reasonably deem necessary to exempt Landlord and Landlord's title from responsibility on account of any work or repairs done by Tenant upon or in connection with the Premises; to inspect and examine the Premises and see that the covenants hereof are being kept and performed; to make such repairs, additions or improvements as Landlord shall deem necessary; or, to exhibit the Premises to prospective lessees or purchasers thereof.

                         ARTICLE 23. TIME OF THE ESSENCE

         Time is expressly declared to be of the essence of this Lease, and of all covenants and conditions herein contained.

                       ARTICLE 24. SUCCESSORS AND ASSIGNS

         The covenants and conditions herein contained shall, subject to the provisions of Article 17 and this Article, apply to and bind the heirs, successors, executors, administrators and assigns of the respective parties hereof. If this Lease is signed by more than one person as Tenant, their obligation shall be joint and several.

         Landlord may freely and fully assign its interest hereunder. The term "Landlord" shall mean only the owner at the time in question of the Building or of a lease of the Building, so that in the event of any transfer or transfers of title to the Building or of Landlord's interest in a lease of the Building, the transferor shall be and hereby is relieved and freed of all obligation of Landlord under this Lease accruing after such transfer, and it shall be deemed, without further agreement, that such transferee has assumed and agreed to perform and observe all obligations of Landlord herein during the period it is the holder of Landlord's interest under this Lease. Tenant shall attorn to and recognize as its landlord under this Lease any transferee of the Building or Landlord's interest hereunder. In any event, Tenant shall look only to Landlord's estate and property in the Building and the land on which it is located for satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or its partners or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises and no such parties shall be named in any action or suit by Tenant against Landlord.

                            ARTICLE 25. BUILDING NAME

         Tenant shall not use the name of the Building or words to that effect in connection with any business on the Premises without the written consent of Landlord. Landlord may change the name of the Building at any time without consent of or notice to Tenant.

                                ARTICLE 26. KEYS

         Two (2) keys to the Premises will be furnished to Tenant by Landlord. Additional keys will be furnished upon Tenant paying Landlord the cost thereof. No additional lock or locks shall be placed by Tenant on any door in the Premises or Building unless written consent of Landlord shall have been first obtained; and, should such consent be so obtained, Landlord shall be supplied with keys to each such lock. Only the employees of Landlord or those it has authorized in writing shall work on or modify any lock which is part of the Premises. Tenant shall not cause or allow any keys to be possessed by any person other than an authorized agent of Tenant. Tenant agrees, at the termination of the tenancy, to return all keys of all doors and any security cards.

                                                               Initials /s/ EJC
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
                        ARTICLE 27. ESTOPPEL CERTIFICATES

         Tenant agrees, at any time and from time to time, upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord, a statement in writing (i) certifying this Lease is unmodified and in full force and effect, or, if there have been modifications, this Lease is in full force and effect as modified, and stating any such modifications; (ii) certifying that Tenant has accepted possession of the Premises, and that any improvements required by the terms of this Lease to be made by the Landlord have been completed to the satisfaction of the Tenant;
(iii) stating that no rent under this Lease has been paid more than thirty (30) days in advance of its due date; (iv) stating the address to which notices to Tenant should be sent; (v) certifying, if applicable, that Tenant, as of the date of any such certification, has no charge, lien or claim of set-off under this Lease, or otherwise, against rents or other charges due or to become due hereunder, (vi) stating whether or not, to the best of Tenant's knowledge, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Tenant may have knowledge and (vii) stating such other matters as Landlord may reasonably request. Any such statement delivered pursuant hereto may be relied upon by Landlord, any owner of the Building, any prospective purchaser of the Building, any mortgagee or prospective mortgagee of the Building or of Landlord's interest, or any prospective assignee of any such mortgagee.

        Provided Tenant has received written notice of the mailing address of any mortgagee of Landlord, Tenant further agrees that, from the date of execution of this Lease, it will not seek to terminate this Lease by reason of any act or omission of the Landlord, until the Tenant shall have given written notice of such act or omission to Landlord's mortgagee and until a reasonable period of time shall have elapsed following the giving of such notice, during which period of time Landlord's mortgagee shall have the right, but shall not be obligated, to remedy such action or omission.

                            ARTICLE 28. FORCE MAJEURE

         Landlord shall not be required to perform any of its obligations under this Lease, nor be liable for loss or damage for failure to do so, nor shall Tenant thereby be released from any of its obligations under this Lease, where such failure arises from or through acts of God, strikes, lockouts, labor difficulties, explosions, sabotage, accidents, riots, civil commotions, acts of war, results of any warfare or warlike conditions in this or any foreign country, fire and casualty, legal requirements, energy shortage, or causes beyond the reasonable control of Landlord, unless such loss or damage results solely from willful misconduct or negligence of Landlord or its employees.

                   ARTICLE 29. NO REPRESENTATIONS BY LANDLORD

         Neither Landlord nor any agent or employee of Landlord, has made any representations or promises, with respect to the Premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein set forth.

                               ARTICLE 30. BROKER

         Tenant warrants to Landlord that there are no other brokerage commissions or fees payable in connection with this Lease except to the Broker named in Section 1.13 of this Lease, whose commission shall be paid by Landlord. Tenant agrees to indemnify and hold Landlord harmless from any cost, liability and expense (including attorney's fees) which Landlord may incur as the result of any breach of the warranty contained in this Article 30.

                            ARTICLE 31. ANNOUNCEMENTS

         Tenant shall not cause or permit to be disseminated, published or released, by itself or through any of its brokers, employees, agents or contractors, any public announcements, advertisements or other communication which, in any way, describes or refers to the general or specific Lease terms or conditions hereof, without the prior written consent of Landlord, which consent may be withheld for any reason, except for those announcements required under Tenant's securities laws.

                            ARTICLE 32. COUNTERPARTS

         This Lease may be executed in two (2) or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                                                               Initials /s/ EJC
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
                       ARTICLE 33. GOVERNING LAW AND VENUE

         This Lease has been negotiated and entered into in the State of California, and shall be governed by, construed and enforced in accordance with the internal laws of the State of California applied to contracts made in California by California domiciliaries to be wholly performed in California. Venue for any action by any party pertaining to this Lease shall be in the appropriate court located in San Diego County, California.

                    ARTICLE 34. CAPTIONS AND INTERPRETATIONS

         Articles, Sections, paragraph titles or other captions contained in this Lease are inserted as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Lease or any provision here of No provision in this Lease is to be interpreted for or against either party because that party or its legal representative drafted such provision.

                            ARTICLE 35. SEVERABILITY

         If any term, covenant, condition or provision of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                 ARTICLE 36. LEASE NOT EFFECTIVE UNTIL EXECUTED

         Submission by Landlord of this Lease for examination or signature by Tenant shall not constitute adoption and this Lease shall not become effective until executed by both Tenant and Landlord and delivery made of the fully executed instrument to such parties. The Lease shall not be deemed to be executed by Landlord until signed by an authorized General Partner of Landlord.

                       ARTICLE 37. LIMITATION OF REMEDIES

         Anything herein to the contrary notwithstanding, Tenant shall look solely to Landlord's interest in the Premises for the satisfaction of any claim, judgment or decree based upon any default hereunder by Landlord, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of such claim, judgment or decree and no partner, master lessor, officer, agent, affiliate or employee of Landlord shall be sued or earned as a party in any suit or action, or served with process, or required to answer or otherwise plead to any service of process, except to the extent required to bring Landlord under the jurisdiction of the applicable court, nor will any judgment be take against any partner, master lessor, officer, agent, affiliate or employee of Landlord.

                        ARTICLE 38. HAZARDOUS SUBSTANCES

         38.1 HAZARDOUS SUBSTANCE RESTRICTION: Tenant shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on or in the Premises by Tenant, Tenant's agents, employees, contractors, licensees, or invitees. If Hazardous Substances are used, stored, generated, or disposed of on or in the Premises in violation of the foregoing sentence, or if the Premises become contaminated in any manner due to an act or omission of Tenant, Tenant's agents, employees, contractors, licensees or invitees, Tenant shall indemnify and hold harmless Landlord from any and all claims, damages, fumes, judgments, penalties, costs, liabilities, or losses (including, without limitation, a decrease in value of the Premises, damages caused by loss or restriction of rentable or usable space), or any damages caused by adverse impact on marketing of the space, and any and all sums paid for settlement of claims, litigation expenses, attorney's fees, consultation, and expert fees of whatever kind or nature, known or unknown, contingent or otherwise arising therefrom. This indemnification includes, without limitation any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision. Without limitation of the foregoing, if Tenant caused or permits the presence of any Hazardous Substances on the Premises and that results in contamination, Tenant shall promptly, at its sole expense, take any and all actions necessary to return the Premises to the condition existing prior to the presence of any such Hazardous Substance on the Premises. Tenant shall first obtain Landlord's approval for any such remedial action. The provisions of the Paragraph 37.1 shall be in addition to any other obligations and liabilities Tenant may have to Landlord under this Lease or at law or equity and shall survive the transactions contemplated herein and shall survive the termination of this Lease. Landlord, as of the date of this Lease, has no actual knowledge of the presence of Hazardous Materials.

                                                               Initials /s/ EJC
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
         38.2 HAZARDOUS SUBSTANCE DEFINED: As used in Section 37.1, ("Hazardous Substance" means any substance that is toxic, ignitable, reactive, or corrosive and that is regulated by any local government, the State of California, or the United States Government. "Hazardous Substance" includes any and all material or substances that are defined as "hazardous waste", "extremely hazardous waste", or a "hazardous substance" or similar term pursuant to state, federal, or local governmental law now or hereafter enacted. "Hazardous Substance" includes, but is not restricted to, asbestos, polychlorobiphenyls ("PCB's), and petroleum products.

                        ARTICLE 39. RULES AND REGULATIONS

         Tenant agrees to abide by all rules and regulations of the Building imposed by Landlord as set forth in Exhibit B attached to the Lease, as the same may be reasonably changed from time to time upon reasonable notice to Tenant. Any violation of such Rules and Regulations which continues after written notice by Landlord shall constitute a default by Tenant. Landlord shall not be liable for the failure of any Tenant, or its servants, employees, agents, contractors, licensees or invitees to conform to and comply with such rules and regulations.

                          ARTICLE 40. ENTIRE AGREEMENT

         This Lease constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and no oral statements or representations or prior written matter not contained or referred to herein shall have any force or effect. This Lease fully supersedes any and all prior understandings, representations, warranties and agreements between the parties hereto, or any of them, pertaining to the subject matter hereof, and may be modified only by written agreement, signed by all of the parties hereto.

LANDLORD:                                    TENANT:

WILLIAMS PROPERTIES I, LLC                   HNC Software Inc., a Delaware Corp.
& WILLIAMS PROPERTIES II, LLC,
California Limited Liability Companies

By: /s/ Elizabeth J. Clarquist               By: /s/ Raymond V. Thomas
   -----------------------------                ------------------------
   Elizabeth J. Clarquist                       Raymond V. Thomas

Title: Vice President                        Title: Chief Financial Officer

ADDENDUM TO OFFICE BUILDING LEASE AGREEMENT DATED JUNE 17, 1996 BY AND BETWEEN WILLIAMS PROPER'S I, LLC & WILLIAMS PROPERTIES II, LLC, CALIFORNIA LIMITED LIABILITY COMPANIES, AS LANDLORD AND HNC SOFTWARE, INC., A DELAWARE CORPORATION, AS TENANT, FOR THAT CERTAIN PROPERTY COMMONLY KNOWN AS 6020 CORNERSTONE COURT WEST, IN THE CITY OF SAN DEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA.

This Addendum is attached to and forms a part of the Lease. In the event of any conflict between the terms of the Lease and the terms of this Addendum, the terms of this Addendum shall govern and control.

1.       BASIC RENT:

         Tenant's Basic Rent per month shall be adjusted pursuant to Section 4.2 of the Lease as followings:

         Months 13-24    $36,747.33 per month net of utilities    11/97 - 10/98
         Months 25-36    $38,217.22 per month net of utilities    11/98 - 10/99
         Months 37-48    $39,745.91 per month net of utilities    11/99 - 10/00
         Months 49-60    $41,335.75 per month net of utilities    11/00 - 10/01
         Months 61-72    $42,989.18 per month net of utilities    11/01 - 10/02
         Months 73-81    $44,708.74 per month net of utilities    11/02 - 07/03

2.       PARKING:

         Tenant shall have the right to use four (4) parking spaces per 1,000 square feet of usable area leased, subject to the reasonable rules and regulations adopted by Landlord from time to time. Parking shall be free of charge for the initial Term and provided on-site on an unreserved basis. However, in the event of governmental or governing agency imposed fees relating to parking, Tenant shall be required to pay any such fees. Should any violation of parking privileges occur, Landlord shall notify Tenant and request Tenant to immediately enforce internal procedures to comply with its parking obligations. If the Tenant's internal procedures do not resolve the parking violation, then Landlord, by necessity, may impose reasonable measures to control the parking obligations at Tenant's expense which payment shall be due upon invoicing to Tenant.

3.       SIGNAGE:

         Subject to all governmental laws, ordinances and regulations, any covenants, conditions and restrictions affecting the Premises, and space availability Tenant shall have the right, at Tenant's sole cost and expense, to install and maintain up to two (2) exclusive building signs at locations to be mutually agreed upon. The sign, its specifications, size, method of attachment and installation, and design shall be subject to the Landlord's reasonable approval. The sign shall not be illuminated at night, it is not transferable and is personal exclusively to Tenant such that no assignee or sublessee of Tenant shall be entitled to any such signage rights. All signage shall read' HNC" or '~NC Software". If eighteen (18) months after the Commencement Date, Tenant has not installed its sign, Tenant shall have no further right to install any signs.

4.       BUILDING HOURS OF OPERATION (HEATING, VENTILATION & AIR CONDITIONING
         [HVAC]).

         SECTION 8.1 OF THE LEASE IS MODIFIED AS FOLLOWS:

         The hours of operation for the Building will be 6:00 am. to 8:00 p.m. Monday through Friday and 8:00 am. to 6:00 p.m. on Saturdays, except holidays. Tenant may request after hour heating, ventilation and air conditioning (HVAC) service. The minimum request for such service shall be four (4) hours. Landlord's currently hourly charge to Tenant for after hours HVAC shall be equal to Twenty-Five and No/lOOths ($25.00) Dollars per hour, subject to increase from time to time. Tenant agrees to pay Landlord for such service on the earlier occurrence of: (a) within five (5) days after the date on which Tenant receives a written invoice from Landlord for site service or (b) the first day of the calendar month following the month during which the service is rendered.

5.       OPTION TO RENEW LEASE EXTENSION RIGHT:

         Landlord hereby grants to Tenant one (1) option (the "Option") to renew the Term for a renewal period of five (5) years (the "Extension"). During any Extension, the terms and conditions set forth in this Lease shall apply, except that Basic Rent for the Extension shall be adjusted to an amount agreed upon by the parties in their sole and absolute discretion. If, for any reason, the parties do

                                                               Initials /s/ EJC
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                                        1

ADDENDUM TO OFFICE BUILDING LEASE AGREEMENT DATED JUNE 17, 1996 BY AND BETWEEN WILLIAMS PROPERTIES I, LLC & WILLIAMS PROPERTIES II, LLC, CALIFORNIA LIMITED LIABILITY COMPANIES, AS LANDLORD AND HNC SOFTWARE, INC., A DELAWARE CORPORATION, AS TENANT, FOR THAT CERTAIN PROPERTY COMMONLY KNOWN AS 6020 CORNERSTONE COURT WEST, IN THE CITY OF SAN DEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA.

         not reach agreement on the amount of Basic Rent applicable during the Extension within forty-five (45) days after Tenant's notice of exercise of the Option, then the Option shall be of no further force or effect, Tenant shall have no right to extend the Term and the Term shall end on the date specified in Section 3.1 of the Lease. The Option shall be exercised only by written notice delivered to Landlord at least six (6) months, but not more than twelve (12) months, before the expiration of the initial Term of this Lease. If Tenant fails to timely deliver written notice of exercise of the Option to Landlord, the Option shall lapse and Tenant shall have no further right to extend the Term of this Lease. If Tenant so exercises any Option, then, effective on the commencement date of the Extension, all references herein to the Term of this Lease shall include such Extension, except for references to the "initial Term." Tenant's exercise of the Option shall be subject to the express conditions that (i) at the time of exercise, and at all times prior to, commencement of the Extension, no Event of Default by Tenant shall have occurred and (ii) Tenant has not been ten (10) or more days late in the payment of rent more than a total of three (3) times during the Term of this Lease and (iii) the Tenant named in this Lease occupies the entire Premises as of the date of exercise of the Option and the date the Extension commences. The Option is personal to Tenant and cannot be transferred to any assignee or sublessee.

6.       FIRST RIGHT OF NEGOTIATION:

         Provided Tenant is not in material default of the terms and conditions of this Lease, Tenant shall have a first right of negotiation on the terms and conditions described below on all available space on the first and second floors of the Building, subject to any existing renewal, expansion or similar rights of existing tenants. In the event Landlord receives an offer to lease any said available space, Landlord shall notify Tenant of such offer. If Tenant delivers written notice of Tenant's exercise of the right of first negotiation within five (5) business days after delivery of Landlord's notice, Landlord and Tenant shall meet and attempt negotiate in good faith terms which are acceptable to the parties, each in their sole and absolute discretion. If, within fifteen (15) days after Landlord's notice of an offer to Tenant, the parties have not entered into a lease agreement for any expansion, Tenant's first right of negotiation on available space shall be of no further force or effect for said space and Landlord shall have the absolute right at any time thereafter to lease such space free of any rights of Tenant. If Tenant does not elect to exercise its first right of negotiation within five (5) business days after delivery of Landlord's notice, then Tenant's right of first negotiation shall be of no further force or effect as to such space and Landlord shall have the absolute right at any time thereafter to lease such space free of any rights of Tenant.

LANDLORD:                                    TENANT:

WILLIAMS PROPERTIES I, LLC                   HNC Software Inc., a Delaware Corp.
& WILLIAMS PROPERTIES II, LLC,
California Limited Liability Companies


By: /s/ Elizabeth J. Clarquist               By: /s/ Raymond V. Thomas
   -----------------------------                ------------------------
   Elizabeth J. Clarquist                       Raymond V. Thomas

Title: Vice President                        Title: Chief Financial Officer

                                                                Initial /s/ EJC
                                                                        --------
                                                                Initial
                                                                        --------

                                  EXHIBIT "A-1"
                                   SITE PLAN


                             [DIAGRAM OF SITE PLAN]


         SITE PLAN IS FOR ILLUSTRATION PURPOSES ONLY AND ACTUAL SITE PLAN, PARKING, BUILDINGS, LANDSCAPING ETC MAY VARY FROM TIME TO TIME.


                                                                Initial /s/ EJC
                                                                        --------

                                 EXHIBIT "A-1"
                          3RD FLOOR PLAN & "AS-BUILTS"


                   [DIAGRAM OF 3RD FLOOR PLAN & "AS-BUILTS"]


         "AS-BUILT" PLANS ARE FOR REFERENCE PURPOSES ONLY AND ACTUAL FIELD CONDITIONS MAY VARY SLIGHTLY. ALL EQUIPMENT, FURNISHINGS, TRADE FIXTURES ETC BUT NOT LIMITED TO ARE PROVIDED BY TENANT AT ITS COST AND EXPENSE, IF APPLICABLE.


                                                                Initial /s/ EJC
                                                                        --------

                                 EXHIBIT "A-1"
                          2ND FLOOR PLAN & "AS-BUILTS"


                    [DIAGRAM OF 2ND FLOOR PLAN & "AS-BUILTS"]


         "AS-BUILT" PLANS ARE FOR REFERENCE PURPOSES ONLY AND ACTUAL FIELD CONDITIONS MAY VARY SLIGHTLY. ALL EQUIPMENT, FURNISHINGS, TRADE FIXTURES ETC BUT NOT LIMITED TO ARE PROVIDED BY TENANT AT ITS COST AND EXPENSE, IF APPLICABLE.


                                                                Initial /s/ EJC
                                                                        --------

                                 EXHIBIT "A-1"
                          2ND FLOOR "AS-BUILTS"


                    [DIAGRAM OF 2ND FLOOR "AS-BUILTS"]


         "AS-BUILT" PLANS ARE FOR REFERENCE PURPOSES ONLY AND ACTUAL FIELD CONDITIONS MAY VARY SLIGHTLY. ALL EQUIPMENT, FURNISHINGS, TRADE FIXTURES ETC BUT NOT LIMITED TO ARE PROVIDED BY TENANT AT ITS COST AND EXPENSE, IF APPLICABLE.


                                                                Initial /s/ EJC
                                                                        --------

                                    EXHIBIT B
                              RULES AND REGULATIONS

         Any violation of these rules and regulations, which continues after written notice by Landlord, shall constitute a default by Tenant.

         Landlord may upon request by Tenant, waive the compliance by Tenant with any of the following rules and regulations, providing that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent,
(ii) any such waiver shall not relieve Tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to, in writing, by Landlord, and (iii) no waiver granted to any other tenant shall relieve Tenant from the obligation of complying with the following rules and regulations unless Tenant has received a similar waiver in writing from Landlord.

1. Tenant and Tenants employees, shall not loiter in the entrances or corridors of the Building, or in any way obstruct the sidewalks, walkways, stairways and elevators, and shall use same only as a means of ingress and egress from the Premises.

2. Landlord shall have the right to control and operate the public portions of the Building, and the facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally. Tenant shall not permit the visit to the Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators and other public portions or facilities of the Building.

3. The directory board at the entrance to the Building is provided for the exclusive display of the name and location in the Building of each tenant, and Landlord reserves the right to exclude any other name therefrom, and to make a charge for each and every name in addition to the name of Tenant, placed on the directory board at the request of Tenant.

4. The water and janitor closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown "herein. All damages resulting from any misuse of the fixtures by Tenant or its tenants, employees, agents, visitors or licensees shall be borne by Tenant.

5. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Premises, and must observe strict care and caution that all water faucets or water apparatus are shut off before Tenant or Tenant's employees leave and that all electricity shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord.

6. All furniture, equipment and freight shall be moved into and out of the Building only during such hours and pursuant to such rules as shall be established by Landlord in its reasonable discretion and shall, if Landlord so requests, be done under the supervision of Landlord. Such moving and deliveries shall be done through such delivery entrances, and using such freight elevators, as Landlord may designate from time to time. Landlord will not be responsible for loss of or damage to any furniture, equipment or freight from any cause.

7. Except for normal office fixtures and decorations customarily utilized, Tenant shall not mark, paint, drill into or in any way deface or damage walls, ceilings, partitions, floors, wood, paint, stone or metal work of the Premises or the Building. Boring, cutting or stringing of wires is not permitted. Tenant is not permitted to construct, maintain, use or operate, within the Premises, or elsewhere within or on the outside of the Building, any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system audible outside the Premises. Tenant shall not permit noise (whether mechanically, electrically, or manually created) to emanate from the Premises.

8. All electric and telephone wiring shall be installed in a manner reasonably acceptable to the Landlord. Boring or cutting of floors and partitions for wiring will not be permitted, except with written consent of Landlord.

9. Tenant shall not install or use any machinery in the Premises which may cause any unreasonable noise, jar or tremor to the floors or walls, or which by its weight might injure the floors of the Building. Landlord may restrict the weight, size and position of all files, safes and heavy equipment used in the Building, and may require such items to be mounted on a wood or metal base acceptable to Landlord. All damage to the Building caused by installing or removing any safe, furniture, equipment or other property shall be repaired at the expense of Tenant.

                                                               Initials /s/ EJC
                                                                        --------
                                                               Initials
                                                                        --------

10. Bicycles, vehicles, animals, birds, or pets of any kind are not permitted in the Building except guide dogs for the blind. Bicycles may be stored in bicycle racks if provided within the Building

11. Tenant shall not use, keep or permit to be used, in the Premises, any inflammable, combustible or explosive substances, paints, chemicals or any toxic or hazardous materials or substances or other potentially dangerous or offensive substances or use or permit the use of dangerous or offensive substances or use or permit the use of the Premises in a manner offensive or objectionable to the Landlord or occupants of the Building by reason of noise, odors and/or vibrations.

12. Tenant shall not use the Building or the Premises for manufacturing or the storage of merchandise or for the sale of merchandise, goods, or property of any kind at auction.

13. Removal and disposal of trash, rubbish or other refuse must take place during the hours and using such procedures which Landlord or its agent may from time to time determine.

14. Contractors or persons employed by Tenant to perform work within the Premises must obtain Landlord's consent prior to commencing such work, and such person shall, while in the Building and outside of said Premises, comply with all instructions issued by the manager/superintendent of the Building.

15. No more than three (3) vending machines or similar machines of any description shall be installed, maintained, or operated upon the Premises without the written consent of the Landlord. Tenant shall not permit any cooking other than microwave cooking on the Premises.

16. Landlord reserves the right to exclude from the Building any person who, in the judgment of the Landlord, is intoxicated or under the influence of liquor or drugs or who is not known or does not property identify himself to the Building management or watchman on duty. landlord may, at its option, require all persons admitted to or leaving the Building during secured hours to register with Building security guards. Each tenant shall be responsible for all persons for whom he authorizes entry into the Building, and shall be liable to Landlord for all acts of such persons.

17. Canvassing, soliciting or peddling in the Building is prohibited and Tenant shall cooperate to prevent same.

18. Landlord shall have the right to prohibit any advertising by Tenant which in Landlord's reasonable opinion tends to impair the reputation of the Building or its desirability as a Building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

19. Tenant shall not install blinds, shades, awnings or other form of inside or outside window coverings, or window ventilators or similar devices without the prior written consent of Landlord.

20. Tenant shall give Landlord prompt notice of any accidents to or defects in the water pipes, gas pipes, electric lights and fixtures, heating apparatus or any other service equipment in the Premises or Building.

21. Landlord reserves the right to close and keep locked all doors of the Building during hours Landlord may reasonable deem advisable for the adequate protection of the property. Use of the Building before 7:00 am. or after 6:00 p.m. on Monday through Friday, and before 9:00 a.m. or after 2:00 p.m. on Saturday, or at any other time during weekends or generally accepted legal holidays, shall be permissive and subject to the rules and regulations Landlord may reasonably prescribe. Landlord assumes no responsibility and shall not be liable for any damage resulting from the entry of any authorized or unauthorized person to the Building.

22. Tenant's use of the property is governed by a Declaration of Restrictions which has been recorded in the Official Records, in the Office of the County Recorder of San Diego County, a copy of which is included as an Exhibit to this Lease, and Tenant shall comply with the terms thereof.

23. Landlord shall have the right to prohibit any use of the Building by Tenant which in Landlord's opinion impairs the appearance of the Building.

24. The Building Engineer must be in attendance during all move-ins and move-outs and for all deliveries of furniture and equipment in order to install and remove elevator pads, lock off freight elevator, key off security system and generally oversee moving/delivery operation as appropriate. The hours charge for the Building Engineer is its actual costs not to exceed Forty Dollars ($40.00) per hour. This charge does not apply to Tenant's initial move-in. The foregoing shall also apply to moves of Tenant's subtenants and/for assignees of Tenant.

                                                               Initials /s/ EJC
                                                                        --------
                                                               Initials
                                                                        --------

25. The smoking of cigarettes or use of cigarettes or use of tobacco products in any form whatsoever is prohibited within the confines of 6020 Cornerstone Court West.

26. Landlord reserves the right, from time to time, to make reasonable amendments to the foregoing rules and regulations by giving notice to Tenant.

LANDLORD:                                   TENANT:

WILLIAMS PROPERTIES I, LLC                  HNC SOFTWARE, INC., a Delaware Corp.
& WILLIAMS PROPERTIES II, LLC,
California Limited Liability Companies

By: /s/ Elizabeth J. Clarquist              By: /s/ Raymond V. Thomas
   -----------------------------               ------------------------
   Elizabeth J. Clarquist                      Raymond V. Thomas

Title: Vice President                       Title: Chief Financial Officer

                                    EXHIBIT C
                              WORK LETTER AGREEMENT

         THIS WORK LETTER AGREEMENT is attached to and forms a part of that certain Lease dated June 17,1996 (the "Lease"), by and between Williams Properties I, LLC & Williams Properties II, LLC, California Limited Liability Companies ("Landlord") and HNC Software, Inc., a Delaware Corporation ("Tenant") and relates to the construction of certain improvements ("Tenant Improvements") to the Premises which shall be constructed by Landlord as described below. All terms not defined herein shall have the respective meanings set forth in the Lease.

1.       TENANT IMPROVEMENT ALLOWANCE

         (a) Landlord agrees to provide Tenant with the following tenant improvement allowance (the "Tenant Improvement Allowance"): (i) Fifteen Dollars ($15) per rentable square foot within the portion of the Premises on the third floor of the Building, or a total of Two Hundred Sixty-Five Thousand Six Hundred Ninety-Five Dollars ($265,695), (ii) Twenty Dollars ($20) per usable square foot within the portion of the Premises on the portion of the second floor of the Building that is unimproved shell space, or a total of One Hundred Fifty-Six Thousand Nine Hundred Sixty Dollars ($156,960), and (iii) Seven Dollars ($7) per usable square foot for the portion of the Premises on the portion of the second floor of the Building that has been previously improved, or a total of Thirty Thousand Two Hundred Forty-Seven Dollars ($30,247). The allowances described in clauses (i), (ii) and (iii) are specifically allocated to the applicable portions of the Premises and may not be used for Tenant Improvements to any other portion of the Premises, provided that Tenant may transfer up to five percent (5%) of the amounts allocated in such clauses from one such portion of the Premises to another. For example, Tenant may use not more than One Thousand Five Hundred Twelve Dollars and Thirty-Five Cents ($1,512.35) of the allowance for previously improved space on the second Door for Tenant Improvements to other portions of the Premises. Any other transfers of the Tenant Improvement Allowance from one portion of the Premises to another shall be subject to Landlord's prior written approval. All soft costs including, but not limited to, fees, contractor overhead, profit, processing, permits, architectural engineering and reimbursables attributable directly or indirectly to the Tenant Improvements shall be allocated between the portions of the Premises described above based upon their proportional Tenant Improvement Allowance expenditures.

         (b) The Tenant Improvement Allowance may be used to pay for the construction by Landlord's Contractor (as defined below) of Tenant Improvements permanently installed and incorporated into the realty of the Premises, including costs of material and labor, fees for permits and licenses paid to any governmental agency in connection with such construction, and other actual out-of-pocket costs paid, directly or indirectly, by Landlord for such construction, but specifically excluding payment for Tenant's fixtures, furniture, cabling and other personal property, which shall be constructed and installed at Tenant's sole cost and expense and in accordance with the requirements of the Lease. Landlord shall not impose any charge upon the Tenant Improvement Allowance for Landlord's profit, overhead or supervision of the construction of the Tenant Improvements. Notwithstanding the foregoing, if Landlord engages any consultants to review specialized or upgraded improvements requested by Tenant, the reasonable costs incurred by Landlord shall be charged against the Tenant Improvement Allowance.

         (c) The Tenant Improvement Allowance may also be used to pay for the services of the Space Planner (as defined below) to prepare the Space Plan and the Plans and Specifications (as such terms are defined below) and to provide construction administration, millwork plans and other space planning/architectural services customarily provided for similar projects, provided that the total amount of the Tenant Improvement Allowance that may be used to pay the Space Planner shall not exceed One Dollar and Forty-Five Cents ($1.45) per usable square foot within the Premises ("Architectural Cap"). Tenant shall be solely responsible for any fees or other amounts payable to the Space Planner in excess of the Architectural Cap.

         (d) Tenant shall be solely responsible for the cost of any Tenant Improvements in excess of the Tenant Improvement Allowance (or in excess of the portion of the Tenant Improvement Allowance allocated to each portion of the Premises, subject to Tenant's limited right to reallocate such amounts as described in (a) above), for the cost of any fees and costs of the Space Planner in excess of the Architectural Cap and the cost of any decorating devices, Tenant's fixtures, cabling, such as nonstandard items requested by Tenant to be incorporated in the Tenant Improvements. Tenant shall pay to Landlord fifty percent (50%) of any such excess cost upon presentation of an invoice to Tenant and the remaining fifty percent (50%) upon Substantial Completion (as defined below). Any such payments shall be collectible as additional obligations of Tenant pursuant to the Lease and, in default of payment thereof, Landlord shall (in addition to all other remedies) have the same rights as in the event of default in payment of rent. Any portion of the Tenant Improvement Allowance that is not used by Tenant upon Substantial Completion of the Tenant Improvements shall be retained by Landlord and Tenant shall have no right or claim, then or in the future, to any unused portion. The parties agree that the intent of the Tenant Improvement Allowance is to cause to be constructed generic/building standard Tenant Improvements throughout the Premises.

                                                               Initials /s/ EJC
                                                                        --------
                                                               Initials
                                                                        --------

         (e) Tenant hereby agrees to accept the existing improvements within the previously improved portion of the Premises on the second floor and entire third floor in an "as-is, where-is" basis subject to Exhibit "A". On existing improvements, Landlord shall be responsible, at its cost, for the proper working order of all systems prior to Lease Commencement for only those improvements which are not to be modified or planned to be modified by the Landlord provided Tenant Improvement Allowance.

2.       SPACE PLANNER

         (a) Tenant shall contract directly with Jackson & Bryan (the "Space Planner") to prepare the Space Plan the Plans and Specifications and other architectural documentation (collectively, the "Design Documents") and to provide other space planning services in connection with the Tenant Improvements.

         (b) Tenant and the Space Planner shall be solely responsible for ensuring that the Design Documents are architecturally sound and fully comply with all applicable building codes, rules, regulations, ordinances and other applicable laws. Tenant shall indemnify, defend and hold Landlord and its Indemnitees harmless from all damages, liabilities, claims, penalties, fines, costs and expenses (including attorneys' fees and costs incurred in connection therewith or to enforce this indemnity agreement) arising from or relating to any defects in the Design Documents or the failure of the Design Documents to comply with all applicable building codes, rules, regulations, ordinances or other laws.

         (c) Landlord will disburse payments from the Tenant Improvement Allowance to the Space Planner, subject to the Architectural Cap, within thirty
(30) days after presentation of invoices and lien releases and waivers reasonably satisfactory to Landlord.

         (d) Tenant shall meet with the Space Planner as soon as reasonably possible following the execution of the Lease for the purpose of advising the Space Planner of the nature and extent of the Tenant Improvements which Tenant requests. On or before June 19, 1996, Tenant shall cause the Space Planner to prepare and deliver to Landlord a space layout and improvement plan for the Premises which shall have been previously approved by Tenant (the "Space Plan"). The Space Plan and the Final Plans and Specifications shall be attached to the Lease as Exhibit D.

         (e) Within twenty-one (21) days after Landlord's approval of the Space Plan, Tenant shall cause the Space Planner to prepare and deliver to Landlord the plans and specifications (the "Plans and Specifications") for the Tenant Improvements which shall have been previously approved by Tenant. The Plans and Specifications shall include complete architectural drawings and specifications required to construct the Tenant Improvements, including detailed plans for doors, partitioning, reflected ceilings, electrical fixtures, outlets and switches, telephone and computer outlets, plumbing fixtures, extraordinary floor loads and other special requirements.

         (f) All Design Documents are subject to Landlord's prior written approval, which the Landlord agrees shall not be unreasonably withheld, delayed or conditioned. If Landlord disapproves any Design Documents, Tenant shall cause the Space Planner to deliver revised Design Documents to Landlord within ten
(10) days. Without limiting the foregoing, Landlord may withhold its approval of any Design Documents which require work which:

                  (i) exceeds or affects the structural integrity of the Building or any part of the heating, ventilating, air conditioning, plumbing, mechanical, electrical, communication or other systems of the Building;

                  (ii) violates any agreement which affects the Building or which binds Landlord;

                  (iii) Landlord reasonably believes will disproportionately increase the cost of operation or maintenance of any of the systems of the Building;

                  (iv) Landlord reasonably believes will materially reduce the market value of the Building at the end of the Lease Term;

                  (v) does not conform to applicable building codes or is not approved by any governmental authority with jurisdiction over the Premises and/or the Building; or

                                                               Initials /s/ EJC
                                                                        --------
                                                               Initials
                                                                        --------

                  (vi) does not conform to the standards prepared by Landlord, includes designs that are not generic or upgrades which are specialized, or requires demolition of existing improvements or improvements that may adversely impact the Building. Any upgrades or specialized improvements shall be detailed and specified on an initial single line hand sketch to be approved by Landlord before any such items may charged against the Tenant Improvement Allowance.

         (g) Landlord's review and approval of any Design Documents for the Tenant Improvements shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with laws, rules, and regulations of governmental agencies or authorities and shall not relieve Tenant of its obligations under Section 2(b). Landlord makes no warranty or representation as to the adequacy, efficiency, performance or desirability of the Tenant Improvements.

         (h) After approval of the Plans and Specifications, Tenant may authorize changes in the work during construction only by written instructions from Tenant to Landlord on a form approved by Landlord. All such changes shall be subject to Landlord's prior written approval. Tenant shall be solely responsible for the cost of any such changes, and such costs shall be chargeable against the Tenant Improvement Allowance provided Landlord consents to such requested change. Prior to commencing any change, Landlord shall prepare and deliver to Tenant, for Tenant's approval, a change order (the "Change Order") setting forth the additional time required to perform the change and the total cost of such change, which will include associated architectural, engineering and construction contractor's fees. If Tenant fails to approve such Change Order in writing within two (2) business days after such delivery by Landlord, Tenant shall be deemed to have withdrawn the proposed Change Order and Landlord shall not proceed to perform the change. Upon Landlord's receipt of Tenant's approval, Contractor shall proceed to perform the change and Tenant shall pay for such Change Order in accordance with Section 1 (d) above. Notwithstanding any minor change order request(s), in the event Tenant substantially changes the scope of work, Landlord reserves the right to charge a reasonable administration fee not to exceed Forty and No/1 00ths ($40.00) Dollars per hour relating to the administration of the change order(s). Upon Landlord's approval of change orders, it shall state the fee, if applicable, and then Tenant shall pay Landlord the fee within ten (10) days of written commencement of the change order. Change orders caused by existing conditions or unknown conditions shall be excepted from Landlord's fees.

3.       TENANT IMPROVEMENT CONTRACTOR

         Landlord, based upon approved Plans and Specifications, shall competitively bid the construction among the following contractors or other approved contractors: FCC Construction, Bycor and Johnson & Jennings. Landlord shall select a contractor (the "Contractor") and subcontractors in its reasonable discretion based upon pricing, reputation and selection of subcontractors and other factors Landlord deems relevant, and shall seek the input of Tenant. Landlord will review with Tenant relevant contractor bids.

4.       CONSTRUCTION OF IMPROVEMENTS

         (a) If the estimated cost ("Estimated Cost") to design and construct the Tenant Improvements, including the Contractor's bid ("Bid Amount"), is more than the amount of the Tenant Improvement Allowance, Landlord shall notify Tenant in writing. Within three (3) business days following receipt of such notice, Tenant shall either (i) agree in writing to pay the amount by which the Estimated Cost exceeds the amount of the Tenant Improvement Allowance in accordance with Section 1 (d) above or (ii) notify Landlord in writing of Tenant's election to cause the Space Planner to revise the Plans and Specifications to reduce the Estimated Cost. The revised Plans and Specifications shall not be rebid, but shall instead be provided to the Contractor for Contractor to revise the Bid Amount. This procedure shall be repeated until the Plans and Specifications, the Bid Amount and the Estimated Cost have been approved by Tenant and Landlord, but all revisions of the Plans and Specifications and all revised Bid Amounts pursuant to this Section 4.A. shall be a Tenant delay pursuant to Section 6.4 of the Lease and elsewhere provided.

         (b) Contractor shall construct the Tenant Improvements pursuant to a contract with Landlord. Following approval of the Plans and Specifications, the Bid Amount and the Estimated Cost by Landlord and Tenant, Contractor will cause application to be made to the appropriate governmental authorities for necessary approvals and building permits. Upon receipt of the necessary approvals and permits, Contractor shall begin construction of the Tenant Improvements.

         (c) Landlord shall furnish Tenant, as soon as is reasonably practicable after Substantial Completion (as defined below) of the Tenant Improvements, a cost breakdown for the Tenant Improvements. Landlord shall also provide any reasonable supporting data requested by Tenant in writing.

                                                               Initials /s/ EJC
                                                                        --------
                                                               Initials
                                                                        --------

5.       SUBSTANTIAL COMPLETION

         As used herein and in the Lease, the terms "Substantial Completion" or "Substantially Complete" (or any other variant of such terms) with respect to the Tenant Improvements shall mean that (i) the Premises have been approved to occupy by the City of San Diego Building Inspection Department, and (ii) it has been determined by a joint inspection of the Premises by a representative of the Landlord and the Tenant that the Tenant Improvements have been constructed substantially in accordance with the Plans and Specifications, except for finishing details of construction, mechanical and other adjustments and other items of the type commonly found on an architectural punch list, none of which materially interfere with Tenant's use or occupancy of the Premises for Tenant's intended normal business operation. Based on such joint inspection, Landlord shall present to Tenant a Suite Acceptance Letter in Landlord's standard form which Tenant shall promptly execute and deliver to Landlord. Any items of work required by the Plans and Specifications and approved change order(s) that have not been completed upon Substantial Completion shall be listed in the Suite Acceptance Letter. Landlord shall promptly proceed to complete such items.

         If Substantial Completion is delayed as a result of (a) Tenant's failure to comply with any time frames set forth herein or in the Lease, (b) any changes to the approved Plans and Specifications requested by Tenant, (c) Tenant's failure to furnish any documents required hereby, to approve any item as required hereby or to perform any other act or obligation imposed on Tenant by the Lease or this Work Letter as and when required, or (d) any other delay caused by Tenant, its agents, employees or contractors (collectively, "Tenant Delay"), then the Commencement Date and Tenant's obligation to pay Rent shall begin on the date when Substantial Completion would have occurred but for the Tenant Delay.

6.       AMERICANS WITH DISABILITIES ACT (ADA)/TITLE 24/CODE COMPLIANCE

         In order to establish a baseline, Landlord agrees that it will be responsible at its sole cost for ensuring the compliance with applicable laws of all existing unimproved areas and existing improvements within the common areas of the Building and Premises, including all restrooms, corridors and access areas. Landlord shall also be responsible for the cost of compliance with applicable laws relating to areas affected by the Tenant Improvements to the extent such Tenant Improvements are standard and generic, and such costs shall not be charged against the Tenant Improvement Allowance. However, Tenant shall be responsible for such cost of compliance, and such cost shall be charged against the Tenant Improvement Allowance, to the extent the Tenant Improvements
(i) include special or upgraded improvements beyond those that are standard and generic and trigger code compliance obligations for previously conforming areas of the Building and (ii) require replacement and/or modification of the existing fire rated corridors on floors two and three of the Building.

7.       UNAVOIDABLE DELAYS

         Performance by either party hereunder shall not be deemed to be in default where delays or defaults are due to war, insurrection, strikes, lock-outs, riots, floods, earthquakes, fires, casualties, acts of God, acts of the public enemy, epidemics, quarantine restrictions, freight embargoes, lack of transportation, governmental restrictions, moratoriums, third party litigation, unusually severe weather, inability to secure necessary labor, materials or tools, delays of any contractor or subcontractor or supplier, acts of the other party, acts or failure to act of any public, private or governmental agency or entity or any other causes beyond the control or without the fault of the party claiming an extension of time to perform ("Unavoidable Delays").

LANDLORD:                             TENANT:

WILLIAMS PROPERTIES I, LLC            HNC SOFTWARE, INC., a Delaware Corporation
& WILLIAMS PROPERTIES n, LLC,
California Limited Liability Companies

By: /s/ Elizabeth J. Clarquist        By: /s/ Raymond V. Thomas
   -----------------------------         ------------------------
   Elizabeth J. Clarquist                Raymond V. Thomas

Title: Vice President                 Title: Chief Financial Officer

                                                               Initials /s/ EJC
                                                                        --------
                                                               Initials
                                                                        --------

                                    EXHIBIT D
               PRELIMINARY SPACE PLAN/FINAL PLANS & SPECIFICATIONS
                                (TO BE ATTACHED)


                                                               Initials
                                                                        --------
                                                               Initials
                                                                        --------


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